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                                                                    EXHIBIT 23.1


              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



     We consent to the reference to our firm under the caption "Experts" and to use of our report dated September 22, 1995 with respect to the financial statements of Irata, Inc., included in this Registration Statement (Form SB-2 No. 333-____) and related Prospectus of Irata, Inc. for the registration of 8,233,500 shares of Class A Common Stock.



                                              ERNST & YOUNG LLP


Houston, Texas
January 28, 1997